[GABELLI MOUNTAIN LOGO OMITTED]



THIRD QUARTER REPORT
SEPTEMBER 30, 2000

                         [GABELLI MOUNTAIN LOGO OMITTED]

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income. The Fund will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Fund will invest in companies in telecommunications services or infrastructure operations.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

                        [MARIO J. GABELLI PHOTO OMITTED]

                         [GABELLI MOUNTAIN LOGO OMITTED]

TO OUR SHAREHOLDERS,

     The third quarter of 2000 was extraordinary. The tech-heavy Nasdaq Composite Index came under pressure, and equity investors sought the safe haven that utilities traditionally afford. At the same time, improved earnings, particularly for the generators, and accelerating industry consolidation added to the attraction of utility shares. The confluence of these factors led to a very sharp rise in electric and gas stocks. The run-up in utility stock prices was not supported by changes in interest rates. Our world is changing. Utility investors may no longer be prisoners of the yield curve. The old utility math (long bond yield plus or minus 1-2% depending on dividend payout, dividend risk and one or two qualitative factors determines utility stock prices) does not seem to work any more. Investing in utilities may no longer be largely an exercise in forecasting interest rates and looking at yield spreads for relative bargains. Fundamentals really matter now. That is exciting. We like it.

     Electric and gas stocks rallied substantially in the third quarter. The best performances came from companies that sell electricity in the merchant wholesale market. Wholesale prices were very high, particularly in the West, where hot, dry weather combined with low hydro availability led to skyrocketing prices. Prices were also high in the Midwest and Northeast in spite of unseasonably cool summer weather. Companies focused on electricity distribution conspicuously lagged as investor concern mounted about their ability to pass on the high wholesale prices to end users. California utility companies are particularly exposed, with Pacific Gas & Electric and Southern California Edison running up multi-billion dollar deferred power bills that threaten as much as half of the companies' book equity. Political pressure is mounting for something to be done to alleviate rising prices, and the search for a villain is well under way. The only risk to the rosy outlook for the wholesale generators in the near-term is their vulnerability to charges of price gouging, profiteering and market manipulation. This bears watching. The Trust owns wholesale generating stocks, and they have performed extraordinarily well. Notwithstanding the positive fundamental outlook, however, if the political rhetoric ratchets up, we may need to take some chips off the table.

     Water stocks generally traded sideways. The merger and acquisition boom that made 1999 so exciting and profitable has stalled for the moment, and based on fundamentals alone, these stocks are not cheap. Merger and acquisition activity may pick up once pending deals have closed. In addition, Sierra Pacific, a major Nevada electric and gas utility, has put its water division up for sale. The water division sale is rumored to generate proceeds to Sierra Pacific of $300 million or more, which would be a stretch for all but a handful of buyers. This deal may spark renewed interest in the group.

     Telecommunications stocks continued to suffer, weighed down by increasing concern about imploding long distance pricing structures, as well as the pervasive inability of many competitive local and long distance carriers to achieve operational targets and to service their burgeoning debt loads. The telecommunications environment is as ugly as we can ever remember seeing it. Capital is no longer available except to the very highest quality companies, and even for them the terms are extortionate. We have seen one Competitive Local Exchange Carrier ("CLEC") declare bankruptcy (GST Telecommunications) and are likely to see another, much larger CLEC go under soon. The strongest are now absorbing the weak on highly advantageous terms. Verizon acquired NorthPoint Communications, a digital subscriber line ("DSL") provider, for no premium after the stock had fallen over 70% from its high. In October, McLeod USA bought the struggling CapRock Communications for less than $200 million and, again, no premium for its equity holders. SBC purchased 10% of Covad Communications, a national provider of DSL services, on its own terms. This combination of bankruptcies and distressed fire sales will likely go on for a while before the market clears.

     The woes of the CLECs and the long distance companies have weighed on the prices of the incumbent local exchange carriers ("ILECs"), also known as the local telephone companies. This is understandable from a market psychology standpoint, but we think that the bad news for the competitors of the ILECs must in some sense be good news for the ILECs.

INVESTMENT PERFORMANCE

     For the third quarter ended September 30, 2000, The Gabelli Utility Trust's (the "Utility Trust") net asset value ("NAV") total return was 10.28% after adjusting for the reinvestments of $0.15 per share in distributions. The Standard & Poor's ("S&P") Utility Index and Lipper Utility Fund Average had total returns of 32.38% and 8.96%, respectively, over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

     The Utility Trust was up 18.83% over the trailing twelve-month period after adjusting for reinvestments of the $0.60 per share in distributions. The S&P
Utility Index and Lipper Utility Fund Average rose 43.34% and 22.65%, respectively, over the same twelve-month period. Since inception on July 9, 1999 through September 30, 2000, the Trust had a cumulative total return of 18.99%, including reinvestments of $0.60 per share in distributions, which equates to an average annual total return of 15.14%.

     The Utility Trust's common shares ended the third quarter at $8.3125 per share on the New York Stock Exchange, a total return of 6.68% for the third quarter. The Utility Trust's common shares rose 7.23% over the trailing twelve-month period after adjusting for all distributions.

     The Trust is noticeably underperforming the S&P Utility Index year to date and somewhat less substantially outperforming the Lipper Utility Fund Average year to date, and this merits some discussion. The Trust is not a utility index fund, and its performance will, by design, deviate from the index. Sometimes that deviation will be positive. Sometimes, as has been the case this year, the Trust will lag the index. Indices do not hold cash or incur transaction costs, while funds do, and this has been a minor negative for the Trust's performance versus the index.

OUR APPROACH

     There are over 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than are really needed from the standpoint of economic efficiency. The balkanized structure of the industry is inherently inefficient, and competitive forces are now punishing inefficiency. The industry has consolidated

                            [GABELLI PYRAMID OMITTED]
                            PYRAMID TEXT AS FOLLOWS:

                                       EPS
                                       PMV
                                   MANAGEMENT
                                    CASH FLOW
                                    RESEARCH
substantially already, and would have done so even faster except for regulatory paralysis impeding the pace of mergers and acquisitions. Our investments in the electric stocks have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are logical acquisition targets for large utilities seeking to bulk up. We have not made major investments in the water sector for the moment, but if these stocks return to more reasonable valuations we would expect to initiate and/or expand positions.

COMMENTARY

     The once-homogeneous electric utilities are now looking a lot less similar. A handful of companies have built on their substantial size and scale advantages to penetrate and perhaps dominate emerging wholesale and retail bulk power and energy services markets. Some companies have sold off their generating assets and now supply and distribute electricity to end customers. This looked like a low risk business until this summer's wholesale price spike left the "wires" companies exposed to substantial supply losses as wholesale prices exceeded retail rates. We are learning in the U.S. today the same hard lesson learned in the U.K. over the past five years: generation assets provide a physical hedge against price volatility, and supply businesses not backed by physical generation assets are very risky indeed.

     The condition of the gas distribution utilities is generally stable and sound. Pipeline companies are running into some earnings pressure as long-term contracts run off and are replaced with shorter-term deals. Arbitrage pressures have also compressed pipeline margins, since real world gas transportation rates are now limited to basis differentials, regardless of what the tariffed rate happens to be. In addition, near-term excess pipeline capacity is putting pressure on transportation rates. The margin pressure should be manageable, but we are watching developments carefully. The pressure on transportation rates is, however, being more than offset by improved midstream results and rising profits on the exploration & production side. Gas stocks, particularly the pipelines, were some of the better-performing stocks in the Trust's portfolio in the third quarter.

     Water companies with few exceptions are doing well in a low risk, slow growth, highly capital-intensive business. Following the merger and acquisition frenzy of 1999, the few remaining independent water stocks moved to price levels that incorporated substantial acquisition premiums, and we have elected to wait for prices to return to more normal levels before buying.

     Telecommunications companies continue to generate very impressive earnings growth in the face of mounting competitive pressures. The Trust has small positions in U.S. incumbent local exchange carriers, also known as the local telephone companies. These companies are generating EPS growth in the low teens, trade at half the market multiple, and have solid balance sheets and substantial cash flows. We are further attracted to U.S. local exchange carriers because they look very cheap compared to their European peers, and we feel that this valuation disparity will narrow or reverse. This has largely occurred, although much of the disparity was eliminated by European providers' stocks falling rather than domestic telephone stocks rising. So be it. We still like the opportunities in the U.S. local telecommunications market.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

DPL INC. (DPL - $29.75 - NYSE) provides electric service to metropolitan Dayton, Ohio. In the past year DPL sold its gas distribution operations to Vectren Corp., sold a significant equity stake to KKR, and repurchased 25 million shares of stock in a self-tender. We sold most of the Trust's shares to the company in the tender in the first quarter at $23, and when the stock sold off below $20 after the tender offer closed, we bought back in. The stock is cheap based on current and prospective earnings, and has substantial unrealized gains in its sizeable investment portfolio. We think that KKR's involvement in the company may ultimately lead to a merger or leveraged buyout of DPL.

GPU INC. (GPU - $32.4375 - NYSE) was our pick as National Grid's acquisition target, as we discussed in the second quarter shareholder letter. First Energy of Ohio beat the Grid to the punch, and announced in early August that it would acquire GPU for $36.50 per share. The Grid had other names in its little black book, however, and announced its own deal less than a month later.

MCN ENERGY GROUP INC. (MCN - $25.625 - NYSE) is a large natural gas distribution utility serving southeastern Michigan. MCN is under agreement to be acquired by DTE Energy for $28.50 in cash and stock. The acquisition is hung up at the FTC, which continues to have concerns about competition in generation and in energy supply in the overlapping service territories. Recently the companies filed a proposed settlement with the FTC that will hopefully lead to a successful close of the merger in the fourth quarter.

NATIONAL  FUEL  GAS  CO.  (NFG  -  $56.0625  -  NYSE)  is a  major  natural  gas
distribution   company   serving   western  New  York  State  and   northeastern
Pennsylvania. The company has major natural gas storage assets, which are increasingly important in ensuring ready availability of gas close to the point of use. NFG also has a major oil and gas exploration and production operation. We own the stock because it is cheap. In addition, NFG is the last remaining significant natural gas distribution and storage company in the Northeast, all of the others having been acquired by electric utilities. While NFG has stoutly maintained its independence for many years and continues to do so today, and while NFG management objects to the company being discussed as an acquisition target, we think that the company is ultimately destined to go where so many of its peers have already gone. We note in passing that the company's capable senior management team owns a lot of stock, and that its chairman, Bernard Kennedy, is in his late 60s. Enough said.

NIAGARA MOHAWK HOLDINGS INC. (NMK - $15.75 - NYSE) is the holding company of Niagara Mohawk Power Corporation, which is primarily a regulated electric and gas utility, and Opinac North America, which is mainly involved in unregulated activities in the energy business. Niagara Mohawk provides electric service, and sells, distributes, and transports natural gas to approximately 1.6 million electric and 540,000 gas customers in areas of central, northern and western New York State. On September 5, National Grid Group plc (NGG - $43.125 - NYSE) signed a merger agreement to acquire Niagara Mohawk in exchange for a combination of American Depositary

Shares (ADSs) and cash. Niagara Mohawk is National Grid's third U.S. acquisition, after New England Electric System and Eastern Utilities Association. The combination will create the ninth largest electric utility in the U.S. with an electric customer base of approximately 3.3 million, and National Grid will own and operate the most extensive transmission network (by miles) and be the second largest distribution business (by power delivered) in the New England/New York market.

NSTAR (NST - $40.25 - NYSE) provides electric and gas distribution and supply service in eastern and southeastern Massachusetts. The company also has a significant telecom operation which currently is growing nicely but modestly depresses NSTAR's EPS. With the consolidation of electric and gas utilities in New England now essentially completed (a few small cap companies remain to be rolled up, but these are too small for NSTAR to bother with), the company will have to do a noncontiguous acquisition in order to expand. We think that NSTAR will be acquired someday (recognizing that management objects vehemently to our opinion), but this is unlikely to occur for the foreseeable future. NSTAR has a young, vigorous and capable management team that is objectively doing a good job.

RGS ENERGY GROUP INC. (RGS - $28.1875 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY. RGS is sandwiched neatly between Niagara Mohawk and Energy East's service territory, and would be an easily digested bolt-on acquisition for either. Energy East has bought five electric and gas utilities in New England and New York in the past eighteen months, while Niagara Mohawk announced in September its acquisition by the National Grid of the U.K., which already owns New England Electric and Eastern Utilities of Massachusetts. We think that RGS is in position to be acquired by one or the other in the next year or two. We'll be sorry to see it go, since its management team is one that we respect, but we think that RGS's time is at hand.

SBC COMMUNICATIONS INC. (SBC - $50.00 - NYSE) is one of the largest ILECs. The stock has been weighed down by estimate reductions following the Ameritech acquisition, and concern about the impact of competition. The competitors currently are the ones who are suffering, however, and SBC is promising to deliver EPS growth off of its rebased earnings. With capital expenditures peaking this year at $13 billion and expected to decline next year to $9-10 billion as Project Pronto spending winds down, the company's free cash flow should improve.

TECO ENERGY INC. (TE - $28.75 - NYSE) is a small electric utility serving Tampa, Florida. TECO was one of the few successfully diversified electric utilities, with a big barge business and a struggling coal handling and shipping business. Earnings growth slowed in the late 1990s, and TECO lost its customary premium valuation. New management has done well in reinvigorating the company, and earnings are now growing nicely again. The stock should be acquired in time, we think, but as long as the current capable management team keeps up the good work, we are willing to wait.

MONTHLY DISTRIBUTIONS

The Gabelli Utility Trust has set a $.05 per share monthly distribution policy for the year 2000.

WWW.GABELLI.COM

Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     The major factors depressing utility stock prices in 1999 and early this year have been rising long-term interest rates and investors' infatuation with technology stocks. With long-term interest rates perhaps having peaked for this cycle and with technology stocks now coming under some pressure, utility price performance is likely to continue to improve in both absolute and relative terms.

                                   Sincerely,

                                   /S/ SIGNATURE MARIO J. GABELLI

                                   MARIO J. GABELLI, CFA
                                   President and Chief Investment Officer

November 14, 2000

--------------------------------------------------------
                    TOP TEN HOLDINGS
                   SEPTEMBER 30, 2000
                   ------------------
Niagara Mohawk Power Corp.        Western Resources Inc.
Eastern Enterprises               LG&E Energy Corp.
EnergyNorth Inc.                  E'Town Corp.
Columbia Energy Group             RGS Energy Group Inc.
El Paso Electric Co.              Entergy Corp.
--------------------------------------------------------


     NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                          MARKET
      SHARES                                              VALUE
      ------                                           -----------
               COMMON STOCKS -- 79.2%
               AGRICULTURE -- 0.1%

       6,000   Cadiz Inc.+ ........................    $    60,000
                                                       -----------
               COMMUNICATIONS EQUIPMENT -- 0.7%
      25,000   Furukawa Electric Co. Ltd. .........        690,589
                                                       -----------
               ENERGY AND UTILITIES: ELECTRIC -- 23.4%
      63,000   Bangor Hydro-Electric Co. ..........      1,523,812
       5,000   Cleco Corp. ........................        233,750
     122,000   Conectiv Inc. ......................      2,180,750
      39,521   DPL Inc. ...........................      1,175,750
     208,000   El Paso Electric Co.+ ..............      2,864,160
      40,000   Florida Progress Corp. .............      2,117,500
       4,000   FPL Group Inc. .....................        263,000
      30,000   GPU Inc. ...........................        973,125
      34,000   IPALCO Enterprises Inc. ............        777,750
      52,200   Maine Public Service Co. ...........      1,278,900
     250,000   Niagara Mohawk Power Corp. .........      3,937,500
      58,706   SCANA Corp. ........................      1,812,548
      18,000   TECO Energy Inc. ...................        517,500
      25,000   UIL Holdings Corp. .................      1,285,938
      20,000   Unisource Energy Corp. .............        327,500
                                                       -----------
                                                        21,269,483
                                                       -----------
               ENERGY AND UTILITIES: INTEGRATED -- 22.7%
      13,000   Allete .............................        287,625
      28,000   CH Energy Group Inc. ...............      1,116,500
      32,000   Cinergy Corp. ......................      1,058,000
         138   Energy East Corp. ..................          3,122
      60,000   Entergy Corp. ......................      2,235,000
      50,000   Florida Public Utilities Co. .......        790,625
     100,000   LG&E Energy Corp. ..................      2,443,750
      22,000   Madison Gas & Electric Co. .........        500,500
      85,000   MCN Energy Group Inc. ..............      2,178,125
      10,000   Montana Power Co. ..................        333,750
      95,000   Northeast Utilities ................      2,060,313
      48,000   NSTAR ..............................      1,932,000
       6,000   Public Service Co. of New Mexico ...        155,250
      82,000   RGS Energy Group Inc. ..............      2,311,375
       5,332   Vectren Corp. ......................        108,306
     130,000   Western Resources Inc. .............      2,811,250
       7,000   WPS Resources Corp. ................        229,250
                                                       -----------
                                                        20,554,741
                                                       -----------
               ENERGY AND UTILITIES: NATURAL GAS -- 21.1%
      42,000   AGL Resources Inc. .................        842,625
      45,000   Columbia Energy Group ..............      3,195,000
      34,000   Delta Natural Gas Co. Inc. .........        595,000
      30,000   Dynegy Inc., Cl. A .................      1,710,000
      60,985   Eastern Enterprises ................      3,891,605
      53,500   EnergyNorth Inc. ...................      3,246,781
       2,000   National Fuel Gas Co. ..............        112,125
      12,000   Nicor Inc. .........................        434,250
      20,000   Peoples Energy Corp. ...............        667,500
      28,000   Piedmont Natural Gas Co. Inc. ......        857,500
      68,000   SEMCO Energy Inc. ..................      1,045,500

                                                          MARKET
      SHARES                                              VALUE
      ------                                           -----------
      16,463   Southern Union Co.+ ................   $    326,173
     104,000   Southwest Gas Corp. ................      2,177,500
                                                       -----------
                                                        19,101,559
                                                       -----------
               ENERGY AND UTILITIES: WATER -- 7.0%
       8,000   American States Water Co. ..........        242,000
      11,000   Artesian Resources Corp., Cl. A ....        257,125
      20,000   Azurix Corp.+ ......................         71,250
      21,000   Birmingham Utilities Inc. ..........        280,875
      20,520   California Water Service Group .....        548,910
      12,000   Connecticut Water Service Inc. .....        387,000
      36,000   E'Town Corp. .......................      2,407,500
      16,000   Middlesex Water Co. ................        468,000
       4,000   Pennichuck Corp. ...................        104,000
      13,000   SJW Corp. ..........................      1,543,750
       4,000   Southwest Water Co. ................         52,750
                                                       -----------
                                                         6,363,160
                                                       -----------
               SATELLITE -- 0.3%
       7,500   General Motors Corp., Cl. H+ .......        278,850
                                                       -----------
               TELECOMMUNICATIONS -- 3.9%
       8,000   ALLTEL Corp. .......................        417,500
       4,000   AT&T Canada Inc., Cl. B+ ...........        122,000
      75,000   CenturyTel Inc. ....................      2,043,750
      60,000   Citizens Communications Co. ........        806,250
       3,000   Global Crossing Ltd.+ ..............         93,000
       1,000   SBC Communications Inc. ............         50,000
                                                       -----------
                                                         3,532,500
                                                       -----------
               TOTAL COMMON STOCKS ................     71,850,882
                                                       -----------
               PREFERRED STOCKS -- 0.9%
               TELECOMMUNICATIONS -- 0.9%
      15,000   Citizens Communications Co.,
                 5.00% Cv. Pfd. ...................        813,750
                                                       -----------
   PRINCIPAL
    AMOUNT
   ---------
               REPURCHASE AGREEMENT -- 18.3%
 $16,556,000   Agreement with State Street Bank &
                 Trust Co., 6.46%, dated 09/29/00,
                 due 10/02/00, proceeds at
                 maturity $16,564,913 (a) .........     16,556,000
                                                       -----------
TOTAL INVESTMENTS -- 98.4%
  (Cost $80,401,446) ..............................     89,220,632
OTHER ASSETS AND
  LIABILITIES (NET) -- 1.6% .......................      1,452,876
                                                       -----------
NET ASSETS -- 100.0%
  (10,981,533 shares outstanding) .................    $90,673,508
                                                       ===========
NET ASSET VALUE
  ($90,673,508 [DIVIDE] 10,981,533 shares outstanding)       $8.26
                                                             =====
  --------------------
(a) Collateralized by U.S. Treasury Bond, 8.50%, due 02/15/20, market value $16,891,506.
+    Non-income producing security.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

     It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

     SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

                             DIRECTORS AND OFFICERS

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT,
  GABELLI & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.



OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

James E. McKee
  SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

STOCK EXCHANGE LISTING

                                          Common
                                          ------
NYSE-Symbol:                               GUT
Shares Outstanding:                     10,981,533

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI UTILITY TRUST
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                                            THIRD QUARTER REPORT
                                                            SEPTEMBER 30, 2000

                                                                     GBFUF 09/00